EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence A. Consalvi, Chief Executive Officer of Gateway International Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in this Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Gateway International Holdings, Inc.


By: /s/ Lawrence A. Consalvi
     -----------------------------
Name:  Lawrence A. Consalvi
Title: President, Chief Executive Officer and Director
Date:  July 27, 2005


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